UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2008

Icahn Enterprises L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 1, 2008, the management agreements (the “Management Agreements”) between Icahn Capital Management LP (“Icahn Capital Management”) and Icahn Partners LP, Icahn Master Fund LP and other private funds to which Icahn Capital Management provided administrative and back office services (the “Funds”) were terminated, as were the Funds’ obligations to pay management fees (the “Management Fees”) thereunder to Icahn Capital Management. In addition, the limited partnership agreements of certain of the Funds (the “Fund LPAs”) were amended to provide that, as of January 1, 2008, the general partners of the Funds (Icahn Onshore LP and Icahn Offshore LP, the “Fund GPs”) will provide or cause their affiliates to provide such administrative and back office services to the Funds formerly provided by Icahn Capital Management (the “Services”) and the Fund GPs will therefore receive special profits interest allocations (“Special Profits Interest Allocations”) from the applicable Funds.

As a result of the amendments to the Management Agreements and the Fund LPAs, effective January 1, 2008, Icahn Enterprises L.P. (the “Company”) amended the previously reported Contribution and Exchange Agreement (as defined below) and certain employment agreements to which it is a party to reflect the termination of the Management Agreements, the Funds’ obligations to pay the Management Fees, the Services to be provided by the Fund GPs and the Special Profits Interest Allocations the Fund GPs will now receive. The amendments to the Contribution and Exchange Agreement and the employment agreements to which the Company is a party are described as follows:

(1)  Effective January 1, 2008, the Company entered into an agreement (the “Icahn Amendment Agreement”) with Carl C. Icahn (“Carl Icahn”), CCI Onshore Corp. (“CCI Onshore”), CCI Offshore Corp. (“CCI Offshore”), Icahn Management LP (“Icahn Management”) and Icahn Capital Management. The Icahn Amendment Agreement amends certain provisions of (A) the Contribution and Exchange Agreement, dated as of August 8, 2007 (the “Contribution and Exchange Agreement”), by and among CCI Offshore, CCI Onshore, Icahn Management, Carl Icahn and the Company and (B) the Employment Agreement, dated as of August 8, 2007 (the “Icahn Employment Agreement”), by and among the Company, Icahn Capital Management and Carl Icahn. Pursuant to the Icahn Amendment Agreement, in the definition of “Hedge Fund Earnings” in the Contribution and Exchange Agreement, the reference to “(i) management fees payable to Icahn Capital Management with respect to the Funds pursuant to the Management Agreements” was deleted and replaced with “(i) Special Profits Interest Allocation made to the Onshore GP and the Offshore GP with respect to the Master Funds pursuant to the limited partnership agreement of each Master Fund in effect from time to time.” Pursuant to the Icahn Amendment Agreement, the references in the Icahn Employment Agreement in Section 1(a) and Section 2(a) in Exhibit A to “management fee” were deleted and replaced with “Special Profits Interest Allocation.” Furthermore, in the Icahn Amendment Agreement, the parties thereto that are also parties to the Icahn Employment Agreement agreed that, notwithstanding the fact that the management fees payable to Icahn Capital Management were terminated effective as of January 1, 2008 (with no payment of such fees being due on such date or any date thereafter), the obligation of Carl Icahn to pay a 2% management fee in the circumstances set forth in Section 6 of the Icahn Employment Agreement and in Section 3 in Exhibit A to the Icahn Employment Agreement shall remain in effect as an obligation to pay a 2% fee.

(2)  Effective January 1, 2008, Keith Meister entered into an amendment (the “Meister Amendment Agreement”) with Icahn Capital Management, Icahn Management, Icahn Capital LP (“Icahn Capital”), the Fund GPs, the Company and the Related Entities (as defined therein) amending his Agreement, dated December 31, 2004 with (among others) Icahn Management, the Fund GPs and the Related Entities (as amended, the “Amended Meister Employment Agreement”). The Amended Meister Employment Agreement provides that Mr. Meister’s former right to receive 4.0% of the Management Fees earned by Icahn Capital Management (net of its expenses incurred to provide the Services) is terminated, and for all periods from and after January 1, 2008, Mr. Meister is entitled to receive (i) from Icahn Capital as additional Cash Compensation (as defined in the Meister Amendment Agreement) on the first day of each quarter during the term of Mr. Meister’s employment, commencing with January 1, 2008, 1.5% of the “Target Special Profits Amounts” of the limited partners of the Funds net of the Fund GPs’ expenses incurred in providing the Services to the Funds (which term is defined such that the 1.5% Mr. Meister will receive is computed in the same manner as the 1.5% interest in the net Management Fees Mr. Meister was entitled to receive under the Management Agreements) and, (ii) from the Fund GPs, 2.5% of their Special Profits Interest Allocations, if any, net of the Fund GPs’ and/or their affiliates’ expenses incurred in providing the Services to the Funds.

(3)  On January 1, 2008, Vince J. Intrieri entered into an amendment (the “Intrieri Amendment Agreement”) with Icahn Capital Management, Icahn Management, Icahn Capital, the Fund GPs, the Company and the Related Entities (as defined therein) amending his Agreement, dated December 31, 2004 with (among others) Icahn Management, the Fund GPs and the Related Entities (as amended, the “Amended Intrieri Employment Agreement”). The Amended Intrieri Employment Agreement provides that Mr. Intrieri’s former right to receive 2.5% of the gross Management Fees earned by Icahn Capital Management is terminated and, for all periods from and after January 1, 2008, Mr. Intrieri is entitled to receive from the Fund GPs 2.5% of their Special Profits Interest Allocations, if any.

The Icahn Amendment Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference in this Item 5.02(e).

The following agreements are filed herewith as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, and are incorporated by reference in this Item 5.02(e): the Amended Meister Employment Agreement, the Letter Agreement, dated June 1, 2005 (the “June 1, 2005 Meister Amendment”), Amendment No. 1 of Agreement made as of December 31, 2004, dated January 1, 2006 (the “January 1, 2006 Meister Amendment”), the Letter Agreement, dated March 14, 2006 (the “March 14, 2006 Meister Amendment”), the Letter Agreement, dated April 11, 2006 (the “April 11, 2006 Meister Amendment”), the Letter Agreement, dated February 1, 2007 (the “February 1, 2007 Meister Amendment”), the Memorandum, dated April 19, 2007 (the “April 19, 2007 Meister Amendment”), the Amendment, dated August 8, 2007 (the “1st August 8, 2007 Meister Amendment”), the Amendment in Relation to Management Fee Participation, dated August 8, 2007 (the “2nd August 8, 2007 Meister Amendment”) and the Meister Amendment Agreement.

The following agreements are filed herewith as Exhibits 10.12, 10.13, 10.14, 10.15, 10.16 and 10.17, and are incorporated by reference in this Item 5.02(e): the Amended Intrieri Employment Agreement, the Letter Agreement, dated February 1, 2007 (the “February 1, 2007 Intrieri Amendment”), the Memorandum, dated April 19, 2007 (the “April 19, 2007 Intrieri Amendment”), the Amendment, dated August 8, 2007 (the “1st August 8, 2007 Intrieri Amendment”), the Amendment in Relation to Management Fee Participation, dated August 8, 2007 (the “2nd August 8, 2007 Intrieri Amendment”) and the Intrieri Amendment Agreement.

Item 9.01. Financial Statements and Exhibits
(d)
Exhibit 10.1 - Icahn Amendment Agreement
Exhibit 10.2 - Amended Meister Employment Agreement
Exhibit 10.3 - June 1, 2005 Meister Amendment
Exhibit 10.4 - January 1, 2006 Meister Amendment
Exhibit 10.5 - March 14, 2006 Meister Amendment
Exhibit 10.6 - April 11, 2006 Meister Amendment
Exhibit 10.7 - February 1, 2007 Meister Amendment
Exhibit 10.8 - April 19, 2007 Meister Amendment
Exhibit 10.9 - 1st August 8, 2007 Meister Amendment
Exhibit 10.10 - 2nd August 8, 2007 Meister Amendment
Exhibit 10.11 - Meister Amendment Agreement
Exhibit 10.12 - Amended Intrieri Employment Agreement
Exhibit 10.13 - February 1, 2007 Intrieri Amendment
Exhibit 10.14 - April 19, 2007 Intrieri Amendment
Exhibit 10.15 - 1st August 8, 2007 Intrieri Amendment
Exhibit 10.16 - 2nd August 8, 2007 Intrieri Amendment
Exhibit 10.l7 - Intrieri Amendment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc. its General Partner

By:	/s/ Keith A. Meister
Keith A. Meister
Principal Executive Officer

Date: January 7, 2008